Exhibit 99.2

                                       WICOR, INC.
                    Consolidated Statements of Operation (Unaudited)
                      (Amounts in Thousands, Except Per Share Data)

                                                      Three Months Ended March 31
                                                      ---------------------------
                                                       2000                1999
                                                     --------            --------
Operating Revenues:
  Energy                                             $197,003            $187,182
  Manufacturing                                       142,238             117,059
                                                     --------            --------
                                                      339,241             304,241
                                                     --------            --------
Operating Costs and Expenses:
  Cost of gas sold                                    120,745             107,579
  Manufacturing cost of sales                         100,374              82,999
  Operation and maintenance                            57,938              51,975
  Depreciation and amortization                         9,676               9,092
  Taxes, other than income taxes                        2,338               2,504
                                                     --------            --------
                                                      291,071             254,149
                                                     --------            --------
Operating Income                                       48,170              50,092
                                                     --------            --------
Interest Expense                                       (5,139)             (4,457)
Merger Costs                                             (447)               -
Other Income, net                                        (414)                770
                                                     --------            --------
Income Before Income Taxes                             42,170              46,405
Income Tax Provision                                   16,182              17,539
                                                     --------            --------
Net Earnings                                          $25,988             $28,866
                                                     ========            ========

Per Share of Common Stock:
  Basic earnings                                        $0.69               $0.77
  Diluted earnings                                      $0.68               $0.77
  Cash Dividends paid                                  $0.225              $0.220

Average shares outstanding                             37,848              37,413
Average diluted shares outstanding                     38,414              37,619

The accompanying notes are an integral part of these statements.

                                       WICOR, INC.
                               Consolidated Balance Sheets

                                                     March 31, 2000     December 31, 1999
                                                       (Unaudited)
                                                     --------------     -----------------
                                                           (Thousands of Dollars)
Assets
------
Current Assets:
  Cash and cash equivalents                               $7,738              $12,859
  Accounts receivable, less allowance
    for doubtful accounts of $17,529
    and $13,166, respectively                            210,049              152,127
  Accrued revenues                                        33,680               50,462
  Manufacturing inventories                               93,868               89,963
  Gas in storage, at weighted average cost                 9,985               42,754
  Deferred income taxes                                   19,874               19,902
  Prepayments and other                                   14,361               18,514
                                                      ----------           ----------
                                                         389,555              386,581
                                                      ----------           ----------

Property, Plant and Equipment (less
  accumulated depreciation of $574,387
  and $565,641, respectively)                            459,560              463,068
                                                      ----------           ----------

Deferred Charges and Other:
  Goodwill                                                96,783               93,928
  Regulatory assets                                       50,724               51,686
  Prepaid pension costs                                   60,904               58,833
  Other                                                   35,741               35,827
                                                      ----------           ----------
                                                         244,152              240,274
                                                      ----------           ----------
                                                      $1,093,267           $1,089,923
                                                      ==========           ==========

The accompanying notes are an integral part of these statements.

                                       WICOR, INC.
                               Consolidated Balance Sheets
                                       (continued)
                                                     March 31, 2000     December 31, 1999
                                                       (Unaudited)
                                                     --------------     -----------------
                                                           (Thousands of Dollars)
Liabilities and Capitalization
------------------------------
Current Liabilities:
  Short-term borrowings                                  $63,737             $116,602
  Accounts payable                                        88,172               78,258
  Current portion of long-term debt                        8,466               11,017
  Refundable gas costs                                    46,447               24,043
  Accrued payroll and benefits                            17,883               25,799
  Accrued taxes                                           20,824                5,786
  Other                                                   21,987               25,288
                                                      ----------           ----------
                                                         267,516              286,793
                                                      ----------           ----------
Deferred Credits and Other:
  Postretirement benefit obligation                       52,162               53,864
  Regulatory liabilities                                  25,747               27,742
  Deferred income taxes                                   55,931               55,650
  Accrued environmental remediation costs                  6,358                3,372
  Unamortized investment tax credit                        5,568                5,909
  Other                                                   16,880               17,483
                                                      ----------           ----------
                                                         162,646              164,020
                                                      ----------           ----------
Capitalization:
  Long-term debt                                         213,234              205,444
  Common stock                                            37,897               37,819
  Other paid-in capital                                  226,705              225,638
  Retained earnings                                      198,847              181,376
  Accumulated other comprehensive income                 (10,049)              (8,220)
  Unearned compensation - ESOP
    and restricted stock                                  (3,529)              (2,947)
                                                      ----------           ----------
                                                         663,105              639,110
                                                      ----------           ----------
                                                      $1,093,267           $1,089,923
                                                      ==========           ==========

The accompanying notes are an integral part of these statements.

                                       WICOR, INC.
                    Consolidated Statement of Cash Flows (Unaudited)
                                 (Thousands of Dollars)

                                                         Three Months Ended March 31
                                                         ---------------------------
                                                          2000                1999
                                                       -----------         -----------
Operations:
  Net earnings                                          $25,988             $28,866
  Adjustments to reconcile net earnings to
      net cash flows:
    Depreciation and amortization                        15,493              14,118
    Deferred income taxes                                   277                 125
    Net pension and other postretirement
      benefit (income)                                   (3,584)             (2,155)
    Change in:
      Receivables                                       (40,842)            (32,728)
      Manufacturing inventories                          (3,333)              1,658
      Gas in storage                                     32,769              25,196
      Accounts payable                                    9,756                 526
      Refundable gas costs                               22,404              31,545
      Accrued taxes                                      16,246              14,004
      Other                                             (10,806)             (9,013)
                                                        -------             -------
                                                         64,368              72,142
                                                        -------             -------
Investing Activities:
    Capital expenditures                                (10,155)             (8,162)
    Acquisitions                                         (4,828)               -
    Other                                                    16                 (23)
                                                        -------             -------
                                                        (14,967)             (8,185)
                                                        -------             -------
Financing Activities:
    Change in short-term borrowings                     (44,865)            (63,830)
    Reduction in long-term debt                          (2,285)             (2,157)
    Issuance of common stock                              1,145                 693
    Dividends paid on common stock                       (8,517)             (8,277)
                                                        -------             -------
                                                        (54,522)            (73,571)
                                                        -------             -------
Change in Cash and Cash Equivalents                      (5,121)             (9,614)

Cash and Cash Equivalents at Beginning of Period         12,859              13,383
                                                        -------             -------
Cash and Cash Equivalents at End of Period               $7,738              $3,769
                                                        =======             =======

The accompanying notes are an integral part of these statements.


                         Notes to Consolidated Financial Statements (Unaudited):

1)  The  Company  and its subsidiaries maintain lines of credit  worldwide.   At
  March 31, 2000 the Company had borrowings of $63.7 million and availability of $243.4 million under unsecured lines of credit with several banks.

    A total of $58.2 million of commercial paper, classified as short-term borrowings, was outstanding as of March 31, 2000 at a weighted average interest rate of 6.2%.


2) For purposes of the Consolidated Statements of Cash Flows, income taxes paid, net of refunds, and interest paid (excluding capitalized interest) were as follows:

                                                        For the Three Months
                                                           Ended March 31,
                                                        --------------------
                                                      2000                1999
                                                      ----                ----
                                                       (Thousands of Dollars)
Income taxes paid                                    $2,667              $4,784
Interest paid                                        $5,792              $3,570


3) Total comprehensive income for the three months ended March 31, 2000 and 1999 is as follows:

                                                      2000                1999
                                                      ----                ----
Net earnings                                        $25,988             $28,866
Other comprehensive income
  Currency translation adjustments                   (1,829)               (379)
                                                    -------             -------
Total comprehensive income                          $24,159             $28,487
                                                    =======             =======


4)  Business Segment Information

     The Company is a diversified holding company with two principal business segments: an Energy Group responsible for natural gas distribution and related services, and a Manufacturing Group responsible for the manufacture of pumps and processing equipment used to pump, control, transfer, hold and filter water and other fluids.

     The Company's reportable segments are managed separately because each business requires different technology and marketing strategies. Most of the businesses were acquired as a unit, and the management at the time of the acquisition was retained. The accounting policies of the reportable segments are the same as those described in Note 1 of Notes to the Consolidated Financial Statements contained in the WICOR, Inc. annual report on Form 10-K for the fiscal year ended December 31, 1999. The Company evaluates the performance of its operating segments based on income from continuing operations. Intersegment sales and transfers are not significant.

     Information regarding products and services and geographic areas are not presented as they are not included in measures that are reviewed by the Company.

     Summarized financial information concerning the Company's reportable segments for the three-month's ending March 31, 2000 and 1999 is shown in the following table. The other energy category includes the results of the parent company only and non-regulated energy operations involved in energy and risk management services, automated meter reading and other related services.

                                              Energy
                              -------------------------------------
                              REGULATED        OTHER          TOTAL        MANUFACTURING  CONSOLIDATED
                              ---------        -----          -----        -------------  ------------
                                                        (Thousands of Dollars)
2000
----
Revenues                      $176,049        $20,954       $197,003          $142,238       $339,241
Depreciation and
  amortization                 $10,846            $33        $10,879            $4,614        $15,493
Net earnings (loss)            $19,913          $(592)       $19,321            $6,667        $25,988
Total assets                  $651,518        $13,650       $665,168          $428,099     $1,093,267
Capital expenditures            $6,748           $122         $6,870            $3,285        $10,155

1999
----
Revenues                      $170,397        $16,785       $187,182          $117,059       $304,241
Depreciation and
  amortization                 $10,333            $26        $10,359            $3,759        $14,118
Net earnings                   $22,970           $255        $23,225            $5,641        $28,866
Total assets                  $637,354        $15,887       $653,241          $350,638     $1,003,879
Capital expenditures            $5,546            $66         $5,612            $2,550         $8,162